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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2003

CARDINAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	File No. 0-24557 (Commission File Number)	54-1874630 (IRS Employer Identification No.)
10555 Main Street, Suite 500 Fairfax, Virginia 22030 (Address of principal executive offices, including zip code)
703-934-9200 (Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

        In a press release dated January 21, 2003, the Registrant announced that it has entered into an agreement to acquire branch office facilities located in Northern Virginia. A copy of this two-page press release is attached to this Report on Form 8-K as Exhibit 99.

Item 7.    Financial Statements and Exhibits

        Exhibit 99—Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)
/s/ CARL DODSON Carl Dodson Executive Vice President and Chief Operating Officer

Date:    January 22, 2003

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  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURES